UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  NOVEMBER 20, 2009  (Date of earliest event reported)

ACCREDITED BUSINESS CONSOLIDATORS CORP.
(Exact name of registrant as specified in its charter)

PA                                                     0-27182                  25-1624305
    (State or other jurisdiction                          (Commission File         IRS Employer
           of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 3.03  Material Modification to Rights of Security Holders

Accredited Business Consolidators Corp. extended its share issuance moratorium until June 30, 2010.  Management's policy regarding the issuance of shares is that, until the Company's subsidiaries are fully operational and reporting, it does not plan to sell shares of IOVE. For this reason, IOVE entered into the moratorium that prohibits management from approving any new shares.  IOVE previously reduced its authorized common stock to 450,000,000.  IOVE has 436,399,500 common shares issued and outstanding.  Of the 436,399,500 common shares of IOVE, 328,018,200 shares are in the public float on hand with the Depositary Trust Corporation. The remaining shares are on file with the transfer agent, and 70,546,600 are restricted. These numbers did not change. As IOVE issued no shares, and has no plan to issue shares, the purchase and sale of its securities are within the hands of the shareholders and market makers. When investors acquire shares on the market, they buy them from other shareholders, not from IOVE. IOVE is not accepting any form of investment that involves shares.

ITEM 7.01 Regulation FD Disclosure

IOVE released information that it received about its list of shareholders.  The list revealed that 62,651,863 are held by objecting owners. This means we cannot determine who owns the shares. The rest of the shares are accounted for. There are 1459 shareholders with shares at their brokerage. There are 853 shareholders with certificates.   As of November 2, 2009, IOVE knows the following statistics as to NOBO shares with the DTCC: There are no shareholders with more than 11,000,000 common shares; 4 shareholders own more than 5,000,000 shares -- 2 are individuals and 2 appear to be foreign financial corporations; 17 shareholders owned between 1,000,000 and 5,000,000 shares, of which 14 are individuals, 1 is a bank, 1 is a family trust, and 1 is a corporation; 85 shareholders own between 500,000 and 1,000,000 shares, 79 are individuals, 2 are stock brokers, 1 is a financial management company, 2 are banks, and 1 is a pension plan.

All other shareholders own less than 500,000 shares.   The shares were held by the following clearing agents (broker name, number of shareholders, and number of shares):

  QTRADE ADVISOR                       1,50000

RBC DOMINION SECURITIES.             5,888000

BMO NESBITT BURNS INC.               1,121500

CIBC WORLD MARKETS                   2,103000

SCOTIACAPITAL INC.                   2,1050000

TD WATERHOUSE                        1,11800

PENSON FINANCIAL SERVICES CANADA INC 4,1179500

FIFTH THIRD BANK                     1,15000

EDWARD JONES                         10,864700

HUNTINGTON BANKS, TRUST DEPARTMENT   1,40000

FIRST CLEARING, LLC                  115,8416000

RIDGE CLEARING & OUTSOURCING         7,1815000

MERRILL LYNCH                        9,1083300

CHARLES SCHWAB & CO., INC.           95,19153646

AMERIPRISE FINANCIAL                 3,154500

TD AMERITRADE CLEARING, INC          278,68045676

AMERIPRISE FINANCIAL                 13,2134482

UBS FINANCIAL SERVICES INC.          4,203300

LPL FINANCIAL                        16,915000

PENSON FINANCIAL SERVICES            136,41171984

RBC CAPITAL MARKETS CORPORATION      15,4984000

SOUTHWEST SECURITIES, INC.           2,1532500

FIRST SOUTHWEST COMPANY              1,150000

J.P. MORGAN CLEARING CORP.           2,110000

 USAA BROKERAGE SERVICES              24,1845144

JANNEY MONTGOMERY SCOTT LLC          19,951700

CITIGROUP GLOBAL MARKETS, INC.       13,1891300

STEPHENS INC.                        1,10000

PERSHING LLC                         67,11559086

E*TRADE SECURITIES LLC               159,34397679

ROBERT W. BAIRD & CO. INC.           4,240000

OPPENHEIMER & CO. INC.               3,150000

UBS SECURITIES LLC                   1,67000

PRIMEVEST FINANCIAL SERVICES, INC    3,375000

CLEARVIEW CORRESPONDENT SERVICES     2,220000

DAVENPORT & COMPANY LLC              2,120000

RAYMOND JAMES & ASSOCIATES, INC.     4,283200

MESIROW FINANCIAL INC.               1,152500

WELLS FARGO INVESTMENTS, LLC         7,1290000

STERNE AGEE & LEACH INC              1,50000

J.J.B. HILLIARD, W.L. LYONS LLC      24,1805700

MORGAN KEEGAN & CO., INC.            2,135000

STIFEL NICOLAUS & CO.,INC.           4,260000

KEYBANC CAPITAL MARKETS              1,275000

NATIONAL FINANCIAL SERVICES LLC      111,13461058

SCOTTRADE INC                        262,34264032

SHAREBUILDER SECURITIES CORPORATION  1,2250

BNY MELLON                           2,105000

VANGUARD BROKERAGE SERVICES          17,7263000

Several shareholders suggested to IOVE that there may be some form of conspiracy regarding trading activity. IOVE does not believe that there is an orchestrated attempt to manipulate our stock. Rather, over the counter securities are often volatile. A single mid-size trader can drastically alter the price of the stock simply by making an investment decision. IOVE believes that, in time, and as more information is released, its share price will become less volatile.

Finally, some investors asked about the symbol change. As we previously stated, we provided FINRA with the documentation they requested. We hope that the next contact we have with them is to advise us that our request has been approved and what our symbol will be. We do not see anything unusual with the amount of time that passed. If a material development occurs, we will announce it immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 20, 2009

ACCREDITED BUSINESS CONSOLIDATORS CORP.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

Twitter:  accreditedbiz

fax:  1-267-371-5168